Exhibit 10.24

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of April , 2015 by and among RECRO PHARMA LLC, a Delaware limited liability company (the “Borrower”) and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

WHEREAS, the Borrower and the Lender entered into a Credit Agreement, dated as of March 7, 2015, as amended by a certain First Amendment to Credit Agreement, dated as of April 10, 2015 (as so amended, the “Credit Agreement”), pursuant to which the Lender has extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lender; and

WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.Amendment to Section 1.1.

(a)The definition of “Excluded Accounts” in Section 1.1 of the Credit Agreement is hereby amended by inserting “and accounts that are used exclusively for assets that are subject to a Lien permitted pursuant to Section 8.3(n)” before the period at the end thereof.

3.Amendment to Section 8.2. Section 8.2 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (f) thereof, (ii) adding the word “and” at the end of clause (g) thereof and (iii) adding the following clause (h) after clause (g) thereof:

“(h) Indebtedness in respect of obligations relating to corporate credit cards, not to exceed $100,000 in the aggregate;”

4.Amendment to Section 8.3. Section 8.3 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (1) thereof, (ii) replacing the period with a semicolon and adding the word “and” at the end of clause (m) thereof and (iii) adding the following clause (n) after clause (m) thereof:

“(n) no more than $100,000 of cash collateral pledged to secure Indebtedness in respect of corporate credit cards permitted pursuant to Section 8.2(h).”

5.Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Lender and the Borrower of a counterpart signature of the other to this Amendment duly executed and delivered by each of the Lender and the Borrower.

6.Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf’ or “tin shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5‑1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

RECRO GAINESVILLE LLC
as the Borrower

By: /s/ Charles T. Garner
Name: Charles T. Garner
Title:  CFO

ORBIMED ROYALTY OPPORTUNITIES II, IP,
as the Lender

By OrbiMed ROF II LLC,
its General Partner

By OrbiMed Advisors LLC,
its Managing Member

By: /s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Member

Signature Page to Second Amendment to Credit Agreement